UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 5, 2015
Date of Report (Date of earliest event reported)

TRANSATLANTIC CAPITAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-504802	98-0377767
(State or other	(Commission File Number)	(IRS Employ
Jurisdiction of Incorporation)		Identification Number)

1400 Veterans Memorial Highway, Suite 134-271

Mableton, GA 30126

(Address of Principal Executive Offices (Zip Code)

(404) 537-2900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 5, 2015 we terminated Anton & Chia, LLP (“Anton”) as the Company’s independent registered public accounting firm.

Anton was appointed as the Company’s independent registered public accounting firm on May 27, 2014. Anton did not audit any of the Company’s financial statements and no audit report was issued by Anton. Anton did review our financial statements for the quarters ended June 30 and September 30, 2014.

During the quarters ended June 30, 2014 and September 30, 2014 and any subsequent period through February 5, 2015, the date of Anton’s termination, there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton, would have caused it to make reference to the subject matter of the disagreements in connection with any reports which may be issued by Anton.

We provided Anton with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that Anton furnish us with a letter addressed to the Commission stating whether it agrees with the statements made by us in this Current Report, and if not, stating the aspects with which it does not agree.

Following the termination of Anton on February 6, 2015, we engaged Malone Bailey, LLP (“Malone Bailey”) as our independent registered public accounting firm. The appointment of Malone Bailey was approved by our Board of Directors on February 6, 2015. There were no consultations with Malone Bailey during the two fiscal years ended December 31, 2014 and any subsequent interim period through the date of engagement. Prior to the engagement of Malone Bailey, the Company had not consulted with Malone Bailey regarding either:

a)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Malone Bailey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

b)	any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Anton & Chia, LLP (to be filed by amendment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transatlantic Capital Inc. .

Date: July 14, 2015	By: /s/ Joshua Griggs, CEO
Joshua Griggs
President